CHAR1\621841_ 1

                         FIRST AMENDMENT
                               TO
                        CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of November 9, 2001, is entered into by and among RYAN'S FAMILY STEAK HOUSES, INC., a South Carolina corporation (the "Parent"), RYAN'S FAMILY STEAK HOUSES EAST, INC., a Delaware corporation ("Ryan's East"), the Domestic Subsidiaries of the Parent identified as "Guarantors" on the signature pages hereto, the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent"). Except as otherwise defined in this Amendment, terms defined in the Credit Agreement referred to below (as amended by this Amendment) are used herein as defined therein.

                            RECITALS

     WHEREAS, a $200 million credit facility has been established in favor of the Parent pursuant to that Credit Agreement (as amended, modified, supplemented and extended, the "Credit Agreement") dated as of January 28, 2000 among the Parent, Ryan's East, the Guarantors, the Lenders identified therein, First Union National Bank, as Syndication Agent, Wachovia Bank, N.A., as Documentation Agent, SunTrust Bank, Atlanta, as Senior Managing Agent, and Bank of America, N.A., as Administrative Agent;

     WHEREAS,  Ryan's  East  is a "Guarantor"  under  the  Credit
Agreement and the other Credit Documents;

     WHEREAS, the Parent has requested that the Required Lenders permit Ryan's East to become a "Borrower" under the Credit
Agreement; and

     WHEREAS, the Required Lenders have agreed to permit Ryan's
East to become a "Borrower" under the Credit Agreement on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Amendments. From and after the First Amendment Effective Date (as defined below), the Credit Agreement (together with the schedules and exhibits thereto) is hereby amended in its entirety to read in the form of such Credit Agreement (together with the schedules and exhibits thereto) attached as Exhibit A to this Amendment.

     2. Conditions Precedent. This Amendment shall become effective on the day (the "First Amendment Effective Date") on which each of the following conditions precedent has been satisfied:

          (a) Receipt by the Administrative Agent of multiple counterparts of this Amendment, duly executed and delivered by each of the Credit Parties, the Required Lenders and the Administrative Agent;

          (b)   Receipt  by  the Administrative Agent  of  a  new
     Revolving Note for each Lender executed by the Parent and Ryan's East in substantially the form of Exhibit 2.1(d) to the Credit Agreement (as amended by this Amendment); and

          (c) Receipt by the Administrative Agent of a certified copy of the resolutions of the Board of Directors of each Credit Party evidencing its approval of this Amendment and the matters contemplated hereby.

     3.   Reaffirmation of Representations and Warranties.  The
Credit Parties hereby affirm that the representations and warranties set forth in the Credit Agreement and the other Credit
Documents are true and correct as of the date hereof (except those which expressly relate to an earlier period).

     4. Reaffirmation of Guaranty. Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Credit Documents and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Guarantor's obligations under the Credit Agreement or the other Credit Documents.

     5. Reaffirmation of Liens. Each Credit Party affirms the liens and security interests created and granted by it in the Credit Documents and agrees that this Amendment shall in no manner adversely affect or impair such liens and security interests.

     6. No Other Changes. Except as modified hereby, all of the terms and provisions of the Credit Agreement and the other
Credit Documents (including schedules and exhibits thereto) shall remain in full force and effect.

     7. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

     8. Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of South Carolina.

          [Remainder of Page Intentionally Left Blank]
     IN WITNESS WHEREOF, the parties hereto have caused this Amendment, to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

PARENT:             RYAN'S FAMILY STEAK HOUSES, INC.,
                    a South Carolina corporation

                    By:
                    Name: Fred T. Grant, Jr.
                    Title: Senior Vice President - Finance

RYAN'S EAST:        RYAN'S FAMILY STEAK HOUSES EAST, INC.,
                    a Delaware corporation

                    By:
                    Name: Fred T. Grant, Jr.
                    Title: Treasurer

GUARANTORS:         BIG R PROCUREMENT COMPANY, LLC,
                    a Delaware limited liability company

                    By:  RYAN'S FAMILY STEAK HOUSES, INC.,
                         a South Carolina corporation, its sole
                         manager

                         By:
                         Name: Fred T. Grant, Jr.
                         Title: Senior Vice President - Finance

                    RYAN'S FAMILY STEAK HOUSES TLC, INC.,
                    a Delaware corporation

                    By:
                    Name: Fred T. Grant, Jr.
                    Title: Treasurer

                    RYAN'S PROPERTIES, INC.,
                    a Delaware corporation

                    By:
                    Name: Fred T. Grant, Jr.
                    Title: Treasurer

                    RYMARK HOLDINGS, INC.,
                    a Delaware corporation

                    By:
                    Name: Fred T. Grant, Jr.
                    Title: Treasurer

                    [Signature Pages Follow]
                    RYAN'S HOOSIER GROUP, LP,
                    a South Carolina limited partnership

                    By:  RYAN'S FAMILY STEAK HOUSES TLC, INC.,
                         a Delaware corporation, its sole general
partner

                         By:
                         Name: Fred T. Grant, Jr.
                         Title: Treasurer

                    [Signature Pages Follow]
LENDERS:                 BANK OF AMERICA, N.A.,
                                            in its capacity as
                         Administrative Agent
                                            and individually as a
                         Lender

                         By:
                         Name:
                         Title:

                         FIRST UNION NATIONAL BANK

                         By:
                         Name:
                         Title:

                         WACHOVIA BANK, N.A.

                         By:
                         Name:
                         Title:

                         SUNTRUST BANK, ATLANTA

                         By:
                         Name:
                         Title:

                         SOUTHTRUST BANK, N.A.

                         By:
                         Name:
                         Title:

                         HIBERNIA NATIONAL BANK

                         By:
                         Name:
                         Title:

                         FLEET NATIONAL BANK

                         By:
                         Name:
                         Title:

                         CAROLINA FIRST BANK

                         By:
                         Name:
                         Title: